Exhibit 99.2

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of New Viacom.

/s/ THOMAS E. DOOLEY	November 15, 2005
Name: Thomas E. Dooley

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of New Viacom.

/s/ ELLEN V. FUTTER	November 17, 2005
Name: Ellen V. Futter

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of CBS Corporation.

/s/ CHARLES K. GIFFORD Name: Charles K. Gifford	November 15, 2005

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of CBS Corporation.

/s/ BRUCE S. GORDON Name: Bruce S. Gordon	November 22, 2005

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of New Viacom.

/s/ ROBERT K. KRAFT	November 22, 2005
Name: Robert K. Kraft

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of CBS Corporation.

/s/ ANN N. REESE Name: Ann N. Reese	November 15, 2005

CONSENT

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby agrees to be named in the combined Information Statement on Schedule 14C and Registration Statement on Form S-4 of New Viacom Corp. and Viacom Inc. (the "Registration Statement") as a person named in the Registration Statement as about to become a director of CBS Corporation.

/s/ JUDITH A. SPRIESER Name: Judith A. Sprieser	November 15, 2005